SCUDDER                                                    [logo]

Institutional International Equity Portfolio

Supplement to Prospectus
dated May 1, 1997

The following text replaces the section entitled "Experienced professional management" under Company Organization.

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities. The Adviser has been a leader in international investment management and trading for over 40 years.

The Institutional International Equity Portfolio is managed by a team of Scudder investment professionals, each of whom plays an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for the Portfolio. Team members are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the U.S. and abroad. Scudder believes its team approach benefits Portfolio investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Irene Cheng joined Scudder in 1993. Ms. Cheng, who has over 13 years of industry experience, focuses on portfolio management, research, and equity analysis for Scudder's international equity accounts. J. Gregory Garrett, Portfolio Manager, joined Scudder in 1990, and the Portfolio's team in 1997. Mr. Garrett specializes in international client service and international equity management and has over ten years of investment experience.

July 18, 1997


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SCUDDER                                                    [logo]

Institutional International
Equity Portfolio/
Barrett International Shares

Supplement to Prospectus
Dated May 1, 1997

Scudder, Stevens & Clark, Inc. ("Scudder"), the investment manager for the above-named Portfolio, has entered into an agreement with The Zurich Group ("Zurich"), an international insurance and financial services organization, pursuant to which Scudder will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc., and change its name to Scudder Kemper Investments, Inc. After the transaction is completed, Zurich will own approximately 70% of the new organization with the balance owned by the new organization's officers and employees.

Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the Portfolio's investment management agreement with Scudder under the Investment Company Act of 1940, and, therefore, a termination of such agreement, it is anticipated that Scudder will seek approval of a new agreement from the Portfolio's shareholders prior to consummation of the transaction. The transaction is expected to close in the fourth quarter of 1997.

July 18, 1997